UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 28, 2019
Commission File Number 1-10275

BRINKER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	(972) 980-9917	75-1914582
(State or other jurisdiction of incorporation or organization)	(Registrant’s telephone number, including area code)	(I.R.S. Employer Identification No.)

6820 LBJ FREEWAY, DALLAS, TEXAS		75240
(Address of principal executive offices)		(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 2 – FINANCIAL INFORMATION
Item 2.02. Results of Operations and Financial Conditions.
The information contained under this Item 2.02 and Item 7.01 in this Current Report on Form 8-K, including the Exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.
On January 29, 2019, Brinker International, Inc. (“Company”) issued a Press Release announcing its second quarter of fiscal 2019 results. A copy of this Press Release is attached hereto as Exhibit 99.1.
SECTION 7 – REGULATION FD
Item 7.01. Regulation FD Disclosure.
At its January 28, 2019 meeting, the Board of Directors of the Company declared a quarterly dividend of $0.38 per share on the common stock of the Company. The dividend will be payable on March 28, 2019 to shareholders of record as of March 8, 2019.
SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
99.1 Press Release dated January 29, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINKER INTERNATIONAL, INC., a Delaware corporation

Dated: January 29, 2019	By:	/s/ WYMAN T. ROBERTS
Wyman T. Roberts,
President and Chief Executive Officer
and President of Chili’s Grill & Bar
(Principal Executive Officer)